Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Second Amendment”) is made as of September 3, 2022, by and among Faraday Future Intelligent Electric Inc. (the “Company”), Faraday&Future Inc. (“Faraday Future”), and Carsten Breitfeld (the “Executive”). Faraday Future, the Company, and Executive are collectively referred to hereinafter as the “Parties”.

RECITALS

WHEREAS, the Parties entered an Employment Agreement dated as of August 6, 2019, as amended and restated effective July 21, 2021, as amended January 31, 2022 (the “Agreement”);

WHEREAS, the term of the Agreement is scheduled to expire effective September 3, 2022; and

WHEREAS, the Parties wish to extend the term of the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Section 2 of the Agreement is amended and restated in its entirety as follows:

Term. The term of employment hereunder commenced on the Executive’s first day of employment with Faraday Future and will end on March 3, 2023, unless otherwise terminated under this Agreement. The Agreement will not automatically renew unless extended in writing by the Company, Faraday Future and the Executive.

2.	Except as provided in Section 1 hereof, the Agreement shall remain in full force and effect in accordance with its terms or as otherwise validly modified by the Parties.

3.	The terms of this Second Amendment shall become effective upon execution by the Parties.

4.	This Second Amendment may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Amendment by electronic means (such as by facsimile) will be effective as delivery of a manually executed counterpart to this Second Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties, intend to be bound hereby and have duly executed this Second Amendment to the Amended and Restated Employment Agreement as of the date set forth in the preamble.

SIGNED by and on behalf of

FARADAY FUTURE

FARADAY&FUTURE INC.

By:	/s/ Susan Swenson
Name:	Susan Swenson
Title:	Authorized Signatory

THE COMPANY

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

By:	/s/ Susan Swenson
Name:	Susan Swenson
Title:	Executive Chairperson

SIGNED by

THE EXECUTIVE

/s/ Carsten Breitfeld
CARSTEN BREITFELD

[SIGNATURE PAGE TO SECOND AMENDMENT TO EMPLOYMENT AGREEMENT]